INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2012
Current and Deferred Components of Income Tax Expense (Benefit)	The current and deferred components of income tax expense (benefit) were as follows:

	2010	2011	2012
Current
PRC	1,998	2,283	1,537
Deferred
PRC	—	(125)	(65)

Total income tax expense	1,998	2,158	1,472

Principal Components of Group's Deferred Income Tax Assets

The principal components of the Group’s deferred income tax assets are as follows:

	December 31, 2011	December 31, 2012
Deferred tax assets:
Current
Accrued payroll	87	476
Accrued expense	38	673
Allowance for doubtful accounts	115	827
Non-current
Net operating loss	341	1,943
Others	—	21

Total deferred tax assets	581	3,940
Valuation allowance	(456)	(3,749)

Net deferred tax assets	125	191

Reconciliation of Income Tax Expense

A reconciliation of the income tax expense to the amount computed by applying the current tax rate to the income before income tax expense in the statements of operations is as follows:

	2010	2011	2012
Expected income tax expense at PRC EIT statutory rate of 25%	10,123	12,546	(251)
Non-deductible expenses	1,309	2,188	259
Effect of income tax rate differences in jurisdictions other than the PRC	924	1,184	1,141
Changes in valuation allowance	(791)	456	3,293
Effect of tax holiday inside PRC	(9,567)	(14,216)	(2,970)

Total income tax expense	1,998	2,158	1,472

Income Tax Provision and Earnings Per Shares If Tax Holidays Granted Not Available

If the tax holidays granted to Shang Xing, Charm Media and Qinghai were not available, income tax provision and earnings per share amounts would be as follows:

	Year ended December 31,
	2010	2011	2012
Increase in income tax expense	9,567	14,216	648
(Reduction in net income) increase in net loss per share-basic	(0.14)	(0.18)	0.01
(Reduction in net income) increase in net loss per share-diluted	(0.13)	(0.17)	0.01